SCHEDULE 14A INFORMATION
(RULE 14a-101)

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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(Amendment No.    )

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Guardian Variable Products Trust

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The Guardian Insurance & Annuity Company, Inc.
10 Hudson Yards
New York, New York 10001

October [*], 2023

To Contract Owners:

Enclosed is a Proxy Statement that contains important proposals with respect to each series (each, a “Fund”) of Guardian Variable Products Trust (the “Trust”). Each Fund serves as an investment option under certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The proposals do not seek to change the benefits or provisions of your Contract.

As the owner of a Contract, you have the right to instruct The Guardian Insurance & Annuity Company, Inc. how to vote the shares of each Fund attributable to your Contract with respect to the applicable proposal(s) and in connection with the special meeting of shareholders of the Funds to be held on October 31, 2023 at 4:00 p.m., Eastern time.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal that applies to your Fund(s).

Formal notice of the special meeting of shareholders appears on the next page, followed by the Proxy Statement. The proposals are described in the enclosed Proxy Statement, which you should read carefully.

We appreciate your prompt response to the enclosed Proxy Statement and thank you for your continued investment in the Fund(s).

Sincerely,

/s/ Dominique Baede
Dominique Baede

Director and President
The Guardian Insurance & Annuity Company, Inc.

Guardian Variable Products Trust
10 Hudson Yards
New York, New York 10001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2023

The Proxy Statement is also available at https://www.proxy-direct.com/gua-33485.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, the “Special Meeting”) of each series (each, a “Fund”) of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, will be held via teleconference on October 31, 2023 beginning at 4:00 p.m., Eastern time.

As the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), you have the right to instruct GIAC, the record owner of the shares of each Fund, how to vote the shares of each Fund attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on a Proposal. Additionally, Contract owners with some or all of their Contract value invested in one or more Funds are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described in the accompanying Proxy Statement, at the Special Meeting, shareholders of each Fund will be asked to consider and approve the following proposals (each, a “Proposal” and collectively, the “Proposals”), as applicable:

1.    To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval;

2.    To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust; and

3.    To transact any other business that properly comes before the Special Meeting.

Proposal One corresponds to the ability of each Fund to operate in a “manager-of-managers” structure pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, which permits PAIA, under certain circumstances and with approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of a Fund without obtaining shareholder approval. As explained further below, the Funds may not rely on the order without first obtaining shareholder approval.

Proposal Two asks that you elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board.

Although the Trustees have determined that each Proposal is in the best interests of each applicable Fund, the final decision to approve each Proposal is up to shareholders. The Board recommends that you vote FOR each Proposal that relates to a Fund of which you hold shares.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

All shareholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. The Special Meeting will be conducted via teleconference. If you plan to participate in the Special Meeting, please email shareholdermeetings@computershare.com in advance of the Special Meeting and provide us with your full name, the “control number” on your proxy or voting instruction card, and mailing address to receive the teleconference dial-in information. Requests to attend the Special Meeting must be received no later than 5:00 p.m., Eastern Time, on October 26, 2023. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote if you were a shareholder of one or more of the Funds as of the close of business on July 31, 2023. If you attend the Special Meeting, you may vote the shares of each Fund attributable to your Contract by following the instructions provided during the teleconference. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided;

or (ii) following the instructions on the card for authorizing your proxy or providing your voting instruction by submitting your vote via telephone or the Internet. Please refer to the enclosed card for more information on how you may vote. You may revoke your proxy or voting instruction at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free at 1-866-298-8476 to reach an automated touchtone voting line, or, if you have questions about the Special Meeting agenda, or about how to vote your shares, please call toll-free 1-888-GUARDIAN (1-888-482-7342) to reach a GIAC customer service representative.

By Order of the Board of Trustees,

/s/ Dominique Baede
Dominique Baede

President
Guardian Variable Products Trust

October [*], 2023

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IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING ON THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD.

_________________________

Guardian Variable Products Trust

10 Hudson Yards

New York, New York 10001

PROXY STATEMENT

OCTOBER [*], 2023

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 31, 2023

This Proxy Statement is also available at https://www.proxy-direct.com/gua-33485.

INTRODUCTION

This is a combined Proxy Statement for series of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (the “Board” or “Trustees”), on behalf of each Fund listed below, for a special meeting of shareholders of the Funds (with any postponements or adjournments, the “Special Meeting”). The Special Meeting will be held via teleconference on October 31, 2023 beginning at 4:00 p.m., Eastern Time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy or voting instruction card will be first distributed on or about October [*], 2023 to all shareholders of record of the Funds as of the close of business on July 31, 2023 (“Record Date”).

Proposal One applies ONLY to the following Funds:

Guardian Core Fixed Income VIP Fund	Guardian Small Cap Core VIP Fund
Guardian International Growth VIP Fund	Guardian Small-Mid Cap Core VIP Fund
Guardian Large Cap Disciplined Growth VIP Fund	Guardian Strategic Large Cap Core VIP Fund
Guardian Multi-Sector Bond VIP Fund	Guardian U.S. Government Securities VIP Fund
Guardian Select Mid Cap Core VIP Fund

Proposal Two applies with respect to the following Funds, which comprise ALL series of the Trust:

Guardian All Cap Core VIP Fund	Guardian Large Cap Disciplined Value VIP Fund
Guardian Balanced Allocation VIP Fund	Guardian Large Cap Fundamental Growth VIP Fund
Guardian Core Fixed Income VIP Fund	Guardian Mid Cap Relative Value VIP Fund
Guardian Core Plus Fixed Income VIP Fund	Guardian Mid Cap Traditional Growth VIP Fund
Guardian Diversified Research VIP Fund	Guardian Multi-Sector Bond VIP Fund
Guardian Equity Income VIP Fund	Guardian Select Mid Cap Core VIP Fund
Guardian Global Utilities VIP Fund	Guardian Short Duration Bond VIP Fund
Guardian Growth & Income VIP Fund	Guardian Small Cap Core VIP Fund
Guardian Integrated Research VIP Fund	Guardian Small-Mid Cap Core VIP Fund
Guardian International Equity VIP Fund	Guardian Strategic Large Cap Core VIP Fund
Guardian International Growth VIP Fund	Guardian Total Return Bond VIP Fund
Guardian Large Cap Disciplined Growth VIP Fund	Guardian U.S. Government Securities VIP Fund

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), and some or all of your Contract value was invested in one or more Funds as of the Record Date. Although GIAC is the record owner of the Funds’ shares, as the Contract owner, you have the right to instruct GIAC how to vote the shares of each Fund attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on the Proposals. Additionally, Contract owners with some or all of their Contract value invested in one or more Funds are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described below, at the Special Meeting, shareholders of each Fund will be asked to consider and approve the following proposals (each a “Proposal” and, collectively, the “Proposals”), as applicable:

1.    To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval;

2.    To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust; and

3.    To transact any other business that properly comes before the Special Meeting.

Proposal One corresponds to the ability of each Fund to operate in a “manager-of-managers” structure pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), which permits PAIA, under certain circumstances and with approval of the Board, to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of a Fund without obtaining shareholder approval. As explained further below, the Funds may not rely on the order without obtaining shareholder approval. The approval sought in Proposal One also would permit each Fund and PAIA to rely on any rule, regulation or SEC guidance or subsequent exemptive order that relates to operating such Fund in a manager-of-managers structure with regard to affiliated or unaffiliated sub-advisers.

Proposal Two relates to the election, as a slate of nominees, each of the current Trustees and one new Trustee to the Board of Trustees of the Trust.

Shareholders may vote on the Proposals at the Special Meeting by following the instructions provided during the teleconference. It is anticipated that, with shareholder approval, the Proposals would take effect as soon as practicable with respect to Proposal One and with respect to Proposal Two. Shareholders of each Fund will vote separately with respect to Proposal One as it relates to the applicable Fund and approval of Proposal One for a Fund is not contingent on approval of the Proposal by any other Fund(s) or any other Proposal. For Proposal Two, when a quorum is present, the election of trustees requires the affirmative vote of a plurality of votes cast at the Special Meeting by or on behalf of shareholders of the Trust as a whole.

Although the Trustees have determined that each Proposal is in the best interests of each applicable Fund, the final decision to approve a Proposal is up to shareholders. A summary of the factors considered by the Board in connection with reaching this determination for each Proposal is set forth below. The Board recommends that you vote FOR each Proposal that relates to a Fund of which you hold shares.

The Proposals do not seek to change any benefits or provisions under your Contract.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting. The Trust is not aware of any matters to be presented at the Special Meeting other than the Proposals described in this Proxy Statement.

Only shareholders who owned shares of a Fund on the Record Date are entitled to vote. Each share of a Fund that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. A fractional share has a fractional vote. The number of shares outstanding as of the Record Date is included as Appendix A to this Proxy Statement.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

Important Notice Regarding Availability of Proxy Materials for the
Special Meeting of Shareholders to be Held on October 31, 2023.

This Proxy Statement is available on the Internet at
https://www.proxy-direct.com/gua-33485.

PROPOSAL ONE

APPROVAL TO PERMIT PARK AVENUE INSTITUTIONAL ADVISERS LLC, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), in its capacity as the investment manager to Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund (each, a “Fund” and, collectively, the “Funds”), each a series of Guardian Variable Products Trust (the “Trust”), subject to the oversight of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into, and/or materially amend, sub-advisory agreements with affiliated and unaffiliated sub-advisers retained by PAIA, to manage a Fund, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement (“Proposal One”).

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of sub-advisers to investment companies, such as the Funds. The Manager and the Trust have received an exemptive order1 (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are indirect or direct “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is an indirect or direct wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new sub-adviser.

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1          See Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC, Rel. No. IC 32468 (Feb. 6, 2017) (Order), File No. 812-14627.

Pursuant to orders issued to GIAC by the SEC permitting the substitution of shares of certain funds available as investment options under the Contracts with corresponding shares of each Fund, among other series of the Trust2 (the “Substitution Orders”), the Manager and the Trust may not change a sub-adviser, add a new sub-adviser, or otherwise rely on the Order or any replacement order from the SEC with respect to any of the Funds covered under the Substitution Orders without first obtaining shareholder approval of the change in sub-adviser, the new sub-adviser, or the Fund’s ability to rely on the Order, or any replacement order from the SEC, at a shareholder meeting, to the extent required by law.

By approving Proposal One, shareholders are approving the operation by each Fund in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Order. Shareholders also are approving any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule.

How Would the “Manager-of-Managers” Arrangement Benefit the Funds and their Shareholders?

As noted below, the Board believes that it is in the best interests of each Fund and its shareholders to provide PAIA and the Board with flexibility to make changes in sub-advisers and to change sub-advisers without incurring the significant delay and expense associated with obtaining shareholder approval. PAIA believes that the manager-of-managers arrangement under the Order would permit each Fund to operate more efficiently and cost-effectively than operating without the ability to rely on the Order. For example, PAIA would have greater flexibility to make decisions with respect to sub-advisers in a more time sensitive manner. Currently, the Trust must call and hold a shareholder meeting of a Fund before it may appoint a new sub-adviser or materially amend a sub-advisory agreement, as required by applicable law. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns.

As the investment manager to the Funds, PAIA is responsible for supervising the sub-advisers in the performance of their duties to the Funds. Under the Trust’s “manager-of-managers” arrangement, PAIA is responsible for providing various ongoing oversight and monitoring functions with

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2          See The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No.  IC-33594 (Aug. 20, 2019) (Order), File No. 812-14911; and The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No. IC-33003 (Feb. 7, 2018) (Order), File No. 812-14714.

respect to each sub-adviser and reporting to the Board in connection with these functions. Also, PAIA is currently responsible for recommending to the Board whether a sub-advisory agreement should be entered into, continued or terminated with respect to each Fund. In determining whether to recommend to the Board the continuation or termination of a sub-advisory agreement, PAIA considers several factors, including the sub-adviser’s performance record while managing the relevant Fund.

Pursuant to the investment management agreement between the Trust, on behalf of the Funds, and PAIA (“Management Agreement”), PAIA is responsible for managing the assets of each Fund, either directly or via one or more sub-advisers under PAIA’s supervision. Consistent with the terms of the Management Agreement, PAIA believes that shareholders already expect that PAIA and the Board will take responsibility for overseeing any sub-advisers engaged for a Fund and recommending whether a particular sub-adviser should be hired, terminated, or replaced without shareholder approval. This approach would avoid the considerable costs and significant delays associated with seeking specific shareholder approval for entering into sub-advisory agreements, on behalf of a Fund, or materially amending such agreements. Further, such an approach would be consistent with shareholders’ expectations that PAIA will use its experience and expertise to recommend qualified candidates to serve as sub-advisers and would permit PAIA to more efficiently and effectively take steps intended to meet such expectations for monitoring such sub-advisers.

If shareholders approve Proposal One, the Board would continue to oversee the selection and engagement of sub-advisers. Further, the Board would continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board would continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of an initial term of up to two years. Prior to entering into, renewing, or amending a sub-advisory agreement, PAIA and the relevant sub-adviser have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Would this Proposal Have Any Effect on the Advisory Fees Paid by the Funds to PAIA or the Quality of Advisory Service the Funds Receive?

Proposal One would not directly affect the amount of management fees paid by any Fund to PAIA. When entering into and amending sub-advisory agreements, PAIA has negotiated and will continue to negotiate fees paid to the sub-advisers for their services. Also, if Proposal One is approved, PAIA will continue to pay sub-advisory fees for the Funds from its own assets. The fees paid to PAIA by the Funds are considered by the Board in approving and renewing the management and sub-advisory agreements. Further, whether or not shareholders approve Proposal One, PAIA will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides, in accordance with the Management Agreement.

What were the Primary Factors Considered by the Board in Connection with Proposal One?

The Board considered the desirability of retaining flexibility for PAIA recommend, and for the Board to approve, changes in certain sub-advisers that may become necessary due to, among other things, concerns regarding performance, compliance, and other matters. Although the Board took into account that shareholders would no longer have the opportunity to vote to approve such changes, the Board considered that shareholders’ interests would be served by avoiding the delay and expense of convening a shareholder meeting to enter into new sub-advisory agreements or materially amend such agreements. The Board considered that the Order imposed conditions that were designed to protect the interests of shareholders. In addition, the Board considered that the manager-of-managers structure would continue to serve the best interests of the Funds’ shareholders without creating any adverse impact on the provision of sub-advisory services to the Funds.

board recommendation

After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of each Fund vote FOR Proposal One.

PROPOSAL TWO

TO ELECT EACH CURRENT TRUSTEE AND
ONE NEW INDEPENDENT TRUSTEE OF THE TRUST

Shareholders of all of the series of the Trust (each, a “Fund” and collectively, the “Funds”) are being asked to elect as a slate of nominees, each of the current Trustees and one new Independent Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board (“Proposal Two”).

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote in favor of Proposal Two. Detailed information about each of the Nominees is provided below.

For Proposal Two, you are being asked to elect, as a slate of nominees, each of the six current Trustees of the Trust, as well as one new Independent Trustee. The Proposal arises from legal requirements that apply to mutual funds, such as the Funds. Specifically, the 1940 Act permits vacancies on a mutual fund’s board to be filled by appointment of a trustee (without a shareholder vote) only if, immediately after such appointment, at least two-thirds of the mutual fund’s board of trustees have been elected by shareholders. The Board currently consists of six Trustees, four of whom (Messrs. Ferris, Lux and Walters and Ms. Haber) were elected by GIAC, the initial shareholder of the Trust, at the Trust’s inception. Each of Messrs. Ferris, Lux and Walters and Ms. Haber is an Independent Trustee.

The current Independent Trustees voted to recommend that shareholders of the Trust elect James D. McDonald as a new Independent Trustee of the Trust to fill a vacancy due to the resignation of Lisa K. Polsky effective December 31, 2022, and also to elect (or re-elect, as applicable) the current six Trustees of the Trust.

At this time the Board is unable to appoint Mr. McDonald to fill the current vacancy on the Board for an Independent Trustee because immediately after such appointment, less than two-thirds of the Trustees would have been elected by shareholders. Therefore, shareholder approval is required before Mr. McDonald can be added to fill the current vacancy on the Board.

Although not required by applicable law or the Trust’s governing documents, the Board, for reasons of efficiency and to attempt to reduce future costs and expenses of the Funds, has determined that it is in the best interests of the Funds to seek the election by shareholders of all six current Trustees, in addition to Mr. McDonald. If Mr. McDonald and all of the six current Trustees are elected, following the Special Meeting, all seven Trustees of the Trust will have been elected by shareholders. This will permit the Board to fill several future vacancies on the Board without having to incur the costly expense of a proxy solicitation.

Board Considerations

At its quarterly in-person meeting held on September 13-14, 2023 (the “Board Meeting”), the Board was provided with information regarding the Proposal and considered whether to recommend that shareholders vote in favor of the Proposal. Based on information provided to the Board during and in advance of the Board Meeting and subsequent review and consideration, the Board unanimously voted, within the context of its full deliberations, to recommend that shareholders of the Funds vote in favor of the proposal to elect Mr. McDonald as a new Independent Trustee and elect all six current Trustees of the Trust.

Prior to the Board Meeting, the Board considered and discussed, among other things, information about the current Trustees’ capacity, their expected length of service, the experience and knowledge of the Board, both individually and in the aggregate, the number, size and complexity of the Funds, and the number of sub-advisers to the Funds. The Board also took into account that the Board recently had been composed of six Trustees and how the Board had operated with a size of six Trustees.

In considering candidates to serve as a new Independent Trustee, the Independent Trustees considered each potential candidate’s business or professional experience and expected contributions to the Board. In addition, the Independent Trustees evaluated each candidate’s qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the Funds as well as any relationships beyond those delineated in the 1940 Act that might impair independence. The Independent Trustees also considered each candidate’s expertise with respect to investment matters, financial and accounting matters, and other matters relevant for Board service, as well as the age and expertise of the current Trustees. Mr. McDonald’s experience and qualifications are discussed below.

In determining to recommend that shareholders vote in favor of electing Mr. McDonald to the Board, in addition to Mr. McDonald’s qualifications and experience, the Board determined (1) that Mr. McDonald is sufficiently independent from relationships with the Trust, both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; and (2) that Mr. McDonald demonstrated an ability and willingness to make the considerable time commitment, including attendance at Board meetings, believed necessary to function as an effective Board member.

In considering whether to recommend that shareholders elect the six current Trustees, the Board considered and discussed information about the 1940 Act voting requirements, including the potential to mitigate future costs and the flexibility that may be created with respect to the future appointment of Trustees to the Board if shareholders elect the current Trustees. The Board also considered its current composition, including its individual and collective business and professional experience. The Board also considered the fact that because the Funds would have to undertake the costs of a proxy in order to elect Mr. McDonald as a new Independent Trustee to the Board and that therefore it would be efficient to seek shareholder election of the current Trustees alongside Mr. McDonald as a slate of Nominees for the Board.

If shareholders elect Mr. McDonald, it is anticipated that he will begin to serve the Trust as an Independent Trustee immediately after the shareholder meeting. Irrespective of whether shareholders elect the six current Trustees, all six current Trustees will continue to serve as Trustees without interruption.

Individual Nominee Qualifications

The Board has determined to recommend to shareholders that each of the Nominees should be elected to the Board because of his or her ability to review and understand information about the Funds, identify and request other information relevant to the performance of his or her duties, question management and other service providers regarding material factors bearing on the management and administration of the Funds, and exercise his or her business judgment in a manner that serves the best interests of the Trust’s shareholders. The Board has concluded that each of the Nominees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below. Information about each of the Nominees is set forth below.

Current Independent Trustees and Nominees

Bruce W. Ferris.    Mr. Ferris has extensive experience in the financial services industry, including as President and Chief Executive Officer of a broker-dealer responsible for distribution of annuity products, and has served as Chairman of an industry trade organization.

Theda R. Haber.    Ms. Haber has extensive experience in the asset management industry, including various senior positions at large asset managers, including General Counsel of a trust company affiliated with a major, global financial institution.

Marshall Lux.    Mr. Lux has extensive experience in the financial services industry, including various senior positions in risk management and investment banking. Mr. Lux is a Senior Advisor at the Boston Consulting Group and was formerly a Senior Partner at the Boston Consulting Group and at McKinsey & Company. He is a Senior Fellow at Harvard University’s John F. Kennedy School of Government, the Wharton School of the University of Pennsylvania, Georgetown University and the Kellogg School of Management at Northwestern University. He currently serves as an advisor to various financial technology companies.

John Walters.    Mr. Walters has extensive experience in the financial services industry, including prior executive positions at a large insurance company. Mr. Walters has served and continues to serve on other boards.

New Independent Trustee Nominee

James D. McDonald.    Mr. McDonald has extensive experience in the financial services industry, including as Chief Investment Strategist for institutional and wealth management clients globally; he also served as Executive Vice President and Chief Investment Strategist and Director of Research for a large U.S.-based bank and served in various capacities as a controller and as an auditor at a major public accounting firm. Mr. McDonald has served and continues to serve on other boards.

Current Interested Trustees and Nominees

Michael Ferik.    Mr. Ferik is Head of Individual Markets of The Guardian Life Insurance Company of America. The Individual Markets organization provides products and services to individual customers including life insurance, disability, annuities, and wealth management products and services. His experience also includes serving as Guardian Life’s Chief Financial Officer, where he led the financial, risk, actuarial, and internal audit functions.

Richard T. Potter.    Mr. Potter served for over 25 years as Vice President and Equity Counsel of The Guardian Insurance Company of America, where he was responsible for providing legal advice with respect to Guardian Life’s securities-related businesses, including mutual funds, investment advisers and variable insurance products.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The tables below show information about the Nominees, including each of the current Trustees.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
		Independent Trustees
Bruce W. Ferris (born 1955)(3)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013 – 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013 – 2015); Senior Vice President, Prudential Annuities (2008 – 2015).	24	None.
Theda R. Haber (born 1954)(3)	Trustee	Adjunct Assistant Professor of Law, UC College of Law, SF (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015 – 2019); Visiting Professor of Law, UC Davis School of Law (2014 – 2021); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. and predecessor companies (1998 – 2011).	24	None.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
Marshall Lux (born 1960)(3)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (2021 – 2023); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009 – 2014).	24	None.
James D. McDonald (born 1959)	Trustee Nominee	Executive Vice President and Chief Investment Strategist (2009 – 2023) and Director of Equity Research (2001 – 2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
John Walters (born 1962)(3)	Lead Independent Trustee	Independent Director, Kindley Re LTD (life insurance) (since January 2023); Board Member, Amerilife Holdings LLC (insurance distribution) (2015 – 2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013 – 2019); Board Member, Stadion Money Management LLC (investment adviser) (2011 – 2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000 – 2010).	24	Trustee, Victory Portfolios III, formerly USAA Mutual Funds Trust, (registered investment company offering 45 individual funds) (since 2019).
		Interested Trustees
Michael Ferik (born 1972)(4)	Chairman and Trustee (Since December 2019)	Head of Individual Markets (since 2020) and Executive Vice President and Chief Financial Officer (2017 – 2019) of The Guardian Life Insurance Company of America.	24	None.
Richard T. Potter (born (1954)(4)	Trustee (since July 2021)	Retired (since 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

____________

(1)         Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

(2)         The Trust currently consists of 24 separate Funds.

(3)         Member of the Audit Committee and Investment Committee of the Board.

(4)         Each of Michael Ferik and Richard Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Securities Beneficially Owned by Each Trustee

Shares of the Funds are available only through certain variable annuity contracts and variable life insurance policies issued by GIAC. As of June 30, 2023, Mr. Potter beneficially owned shares of the Funds through variable annuities issued by GIAC within the dollar ranges presented in the table below.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard T. Potter	Guardian Core Plus Fixed Income VIP Fund	$1 – $10,000	Over $100,000
	Guardian Global Utilities VIP Fund	$1 – $10,000
	Guardian International Growth VIP Fund	$1 – $10,000
	Guardian International Equity VIP Fund	$10,001 – $50,000
	Guardian Large Cap Disciplined Growth VIP Fund	$10,001 – $50,000
	Guardian Large Cap Disciplined Value VIP Fund	$10,001 – $50,000
	Guardian Large Cap Fundamental Growth VIP Fund	$10,001 – $50,000
	Guardian Mid Cap Relative Value VIP Fund	$10,001 – $50,000
	Guardian Mid Cap Traditional Growth VIP Fund	$10,001 – $50,000
	Guardian Multi-Sector Bond VIP Fund	$10,001 – $50,000
	Guardian Small Cap Core VIP Fund	$10,001 – $50,000
	Guardian Total Return Bond VIP Fund	$10,001 – $50,000
	Guardian U.S. Government Securities VIP Fund	$10,001 – $50,000
	Guardian Integrated Research VIP Fund	$10,001 – $50,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Guardian Select Mid Cap Core VIP Fund	$10,001 – $50,000
	Guardian Small-Mid Cap Core VIP Fund	$10,001 – $50,000
	Guardian Strategic Large Cap Core VIP Fund	$10,001 – $50,000
	Guardian Core Fixed Income VIP Fund	$10,001 – $50,000
	Guardian Short Duration Bond VIP Fund	$10,001 – $50,000

Board Composition and Leadership Structure

The Board has appointed officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. Information about the officers of the Trust is included in Appendix B to this Proxy Statement. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program, oversees the compliance programs of certain service providers to the Trust, and regularly reports to the Board as to compliance matters. Like most mutual funds, the Board delegates the day-to-day management of the Trust to the various service providers that have been contractually retained to provide such day-to-day services to the Trust. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board is currently composed of six Trustees, a majority of which are Independent Trustees. The Chairman of the Board is an Interested Trustee. The Independent Trustees have appointed John Walters as Lead Independent Trustee of the Trust. The Lead Independent Trustee serves as the principal liaison between the Independent Trustees and management between Board meetings. In addition, the Lead Independent Trustee’s responsibilities include presiding at executive sessions of the Independent Trustees, consulting and coordinating with the Chairman of the Board and Chairs of the Audit Committee and Investment Committee with respect to Board and committee meeting agendas and performing such other functions with respect to the Trust from time to time as may be agreed with the Chairman of the Board.

The Board meets as often as necessary to discharge its responsibilities. The Board meets in person or by video or telephone at regularly scheduled meetings four times a year and also may meet in-person or by video or telephone at special meetings to discuss specific matters that may require action prior to the next regularly scheduled meeting. As described below, the Board has established an Audit Committee and Investment Committee to assist the Board in fulfilling its oversight function. The Board met four times during the fiscal year ended December 31, 2022.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

Board Attendance

During each Fund’s most recent fiscal year, each Trustee attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Trustee was a Trustee.

Board Oversight of Risk Management

The day-to-day management of various risks related to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Trust or by management, most of whom employ professional personnel who have risk management responsibilities. Risk management is a broad concept comprised of many elements. Accordingly, Board oversight of different types of risks is handled in different ways. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The Board, Audit Committee and Investment Committee also receive periodic reports as to how the Manager conducts service provider oversight and how it monitors for other risks, such as derivatives risks, operational risks, cyber risks, business continuity risks and risks that might be present with individual portfolio managers or specific investment strategies. The Independent Trustees meet regularly with the Chief Compliance Officer to discuss compliance and operational risks.

The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Manager and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

The Board has established an Audit Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris, Theda R. Haber, Marshall Lux (Chair), and John Walters). The Board has determined that each of Mr. Ferris, Mr. Lux and Mr. Walters is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Trust’s processes for accounting, auditing, financial reporting and internal controls. The Audit Committee met four times during the fiscal year ended December 31, 2022. It is expected that, if elected by shareholders, Mr. Ferris, Mr. Lux (Chair), Mr. McDonald, Mr. Walters and Ms. Haber will serve as members of the Audit Committee. A copy of the Charter of the Audit Committee is included as Appendix C to this Proxy Statement.

The Board has established an Investment Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris (Chair), Theda R. Haber, Marshall Lux, and John Walters). The primary purposes of the Investment Committee are to assist the Board in overseeing the Funds’ investment performance, consistency of the Funds with their stated objectives and styles, and management’s selection of benchmarks and other performance measures for the Funds. The Investment Committee met three times during the fiscal year ended December 31, 2022. It is expected that, if elected by shareholders, Mr. Ferris (Chair), Mr. Lux, Mr. McDonald, Mr. Walters and Ms. Haber will serve as members of the Investment Committee. A copy of the Charter of the Investment Committee is included as Appendix D to this Proxy Statement.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer fee for participation in Board meetings and associated committee meetings. In addition, the Lead Independent Trustee, the Chairperson of the Audit Committee and the Chairperson of the Investment Committee each receive additional annual compensation for their services. The Trust may also pay the Independent Trustees for participation in special Board or committee meetings. Independent Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Each Fund in the Trust pays a pro rata share of these fees. The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all of the Funds in the Trust as of the end of each fiscal year. The Trust does not pay any compensation to the Interested Trustees. The Trust has no pension or retirement plan or benefits.

During the fiscal year ended December 31, 2022, each Independent Trustee received compensation from the Trust as follows:

Name of Fund	Bruce W. Ferris	Theda R. Haber	Marshall Lux	John Walters
Guardian Small Cap Core VIP Fund	$10,434	$9,205	$9,205	$11,665
Guardian Global Utilities VIP Fund	$2,799	$2,479	$2,479	$3,144
Guardian Multi-Sector Bond VIP Fund	$10,192	$9,043	$9,043	$11,470
Guardian U.S. Government Securities VIP Fund	$8,948	$7,935	$7,935	$10,064
Guardian Total Return Bond VIP Fund	$11,541	$10,239	$10,239	$12,985
Guardian All Cap Core VIP Fund	$4,671	$4,053	$4,053	$5,107
Guardian Select Mid Cap Core VIP Fund	$9,011	$7,961	$7,961	$10,093
Guardian Small-Mid Cap Core VIP Fund	$12,141	$10,759	$10,759	$13,648
Guardian Strategic Large Cap Core VIP Fund	$11,709	$10,383	$10,383	$13,171
Guardian Balanced Allocation VIP Fund	$5,938	$5,114	$5,114	$6,434
Guardian Equity Income VIP Fund	$3,854	$3,319	$3,319	$4,176

Name of Fund	Bruce W. Ferris	Theda R. Haber	Marshall Lux	John Walters
Guardian Core Fixed Income VIP Fund	$12,727	$10,957	$10,957	$13,786
Guardian Short Duration Bond VIP Fund	$5,492	$4,730	$4,730	$5,950
Guardian Large Cap Disciplined Growth VIP Fund	$19,343	$17,172	$17,172	$21,785
Guardian Large Cap Fundamental Growth VIP Fund	$10,798	$9,587	$9,587	$12,162
Guardian Integrated Research VIP Fund	$13,531	$11,920	$11,920	$15,088
Guardian Diversified Research VIP Fund	$6,068	$5,380	$5,380	$6,825
Guardian Large Cap Disciplined Value VIP Fund	$6,892	$6,110	$6,110	$7,750
Guardian Growth & Income VIP Fund	$6,126	$5,427	$5,427	$6,884
Guardian Mid Cap Relative Value VIP Fund	$7,491	$6,637	$6,637	$8,418
Guardian Mid Cap Traditional Growth VIP Fund	$3,874	$3,434	$3,434	$4,356
Guardian International Equity VIP Fund	$13,160	$11,669	$11,669	$14,800
Guardian International Growth VIP Fund	$4,662	$4,137	$4,137	$5,248
Guardian Core Plus Fixed Income VIP Fund	$11,098	$9,849	$9,849	$12,492

board recommendation

After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of each Fund vote FOR Proposal Two.

VOTING AND OTHER INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies and voting instructions for the Proposals to be voted upon at the Special Meeting, which will be held via teleconference on October 31, 2023 at 4:00 p.m., Eastern time.

You may provide GIAC with your voting instructions in one of four ways:

•        By Mail: Complete and sign the enclosed voting instruction card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•        Online: Visit the website address printed on your voting instruction card;

•        By Touch-Tone Telephone Prior to the Special Meeting: Call the toll-free number printed on your voting instruction card; or

•        By Teleconference During the Special Meeting: Follow the procedures set forth in the Notice of Special Meeting of Shareholders to obtain the dial-in number for the Special Meeting and provide voting instructions as directed during the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your voting instruction card.

Voting instruction cards must be received by the day before the Special Meeting. Voting instructions submitted by touch-tone telephone or on the Internet must be submitted by 3:59 p.m. Eastern time on the day of the Special Meeting. You may submit your voting instructions at the Special Meeting, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or on the Internet.

You may revoke a voting instruction once it is given, so long as it is submitted within the voting period, by submitting a later-dated voting instruction or a written notice of revocation to the Trust. You may also revoke your voting instructions by attending the Special Meeting and providing your voting instructions at the Special Meeting. All properly executed proxies or voting instructions received in time for the Special Meeting will be voted as specified in the proxy or voting instruction, or, if no specification is made, FOR each proposal.

Only shareholders of the applicable Fund as of the close of business on the Record Date are entitled to receive notice of and to vote. Each share held as of the close of business on the Record Date is entitled to one vote. Participation in the Special Meeting by phone or by proxy (i.e., GIAC as the record owner of the Funds’ shares) entitled to cast one-third of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of Proposal One will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. When a quorum is present, Proposal Two will require a plurality vote to elect a Trustee to the Board.

GIAC, as the holder of record of shares of each Fund, is required to “pass through” to its Contract owners the right to vote shares of each Fund. The Trust expects that GIAC will vote 100% of the shares of each Fund held by its separate account(s) in accordance with instructions from its Contract owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of each Fund in the same proportion as votes submitted by Contract owners, it is possible that a small number of Contract owners could determine the outcome of a proposal. Furthermore, as the sole record owner of each Fund’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Although it is not expected that the Funds will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the Proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes, if any, will have the same effect as votes against the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy or voting instruction card and gives no voting instructions with respect to Proposal One or Two, the shares will be voted in favor of the relevant Proposals. The individuals named as proxies on the enclosed proxy card will vote in accordance with their discretion with regard to any business that properly comes before the Special Meeting.

Shareholders of each Fund will vote separately with respect to each Proposal as it relates to the applicable Fund and approval of a Proposal for a Fund is not contingent on approval of the Proposal by any other Fund(s) or any other Proposal.

If shareholders of a Fund do not approve a Proposal applicable to the Fund, the Board would then consider what, if any, further steps to take.

Future Shareholder Proposals

The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Communications with the Board of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Trustees at 10 Hudson Yards, New York, New York 10001.

Solicitation Expenses and Other Expenses Related to the Special Meeting

Proxies or voting instructions will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of GIAC or its affiliates or, in GIAC’s discretion, a commercial firm retained for this purpose. The Trust has retained Computershare to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation. The expenses relating to the Proposal One, including the preparation, printing, mailing, solicitation, and tabulation of the votes, including the costs of any proxy solicitor, any additional solicitation and mailings, and costs related to any necessary prospectus supplements, will be borne by GIAC. These costs are estimated to be approximately $[*]. The expenses relating to the Proposal Two, including the preparation, printing, mailing, solicitation, and tabulation of the votes, including the costs of any proxy solicitor, any additional solicitation and mailings, and costs related to any necessary prospectus supplements, will be borne by the Trust. These costs are estimated to be approximately $[*].

Householding

Unless you have instructed the Trust otherwise, only one copy of this proxy statement may be mailed to multiple Contract owners who share a mailing address (a “Household”). If you need additional copies of this proxy statement, please contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please write to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592, or call GIAC toll free at 1-888-GUARDIAN (1-888-482-7342).

Shareholder Reports

Each Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Contract owners. To obtain information, or for shareholder inquiries, contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the investment manager of each Fund pursuant to an Investment Management Agreement dated August 8, 2016, as amended from time to time.

Distributor

Park Avenue Securities LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the distributor for the shares of each Fund pursuant to a Distribution and Service Agreement dated August 8, 2016, as amended from time to time.

Administrator

State Street Bank and Trust Company, a Massachusetts trust company located at One Lincoln Street, Boston, Massachusetts 02111, provides certain administrative services, including fund accounting and tax-related services, to the Funds pursuant to an Administration Agreement dated August 25, 2016, as amended from time to time.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Trust. PwC will audit and report on the Funds’ annual financial statements, review certain regulatory reports, and perform other attestation, auditing, tax and advisory services when engaged to do so by the Trust. Representatives of PwC will attend the Special Meeting and be available at the Special Meeting to respond to questions, but it is not expected that they will make any statement at the Special Meeting.

Audit Fees

The aggregate fees billed for professional services rendered by PwC in connection with the annual audit of the Trust’s financial statements and for services normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021 were $730,992 and $576,000, respectively.

Audit-Related Fees

There were no fees billed to the Funds in the Trust’s last two fiscal years for other products and services by PwC, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Trust, PwC did not bill PAIA or any of its affiliates for Other Fees in the Trust’s last two fiscal years.

Tax Fees

There were no fees billed to the Funds in the Trust’s last two fiscal years for professional services related to tax compliance, tax advice and tax planning.

All Other Fees

There were no other fees billed to the Funds in the Trust’s last two fiscal years other than as described above.

Board Consideration of Non-Audit Services

The Audit Committee considers whether PwC’s provision of any non-audit services that were rendered to PAIA or any of its affiliates that did not receive pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. There were no non-audit fees billed by PwC for services rendered to the Trust, PAIA, or any entity controlling, controlled by or under common control with PAIA that provides ongoing services to the Trust for each of the last two fiscal years of the Trust.

Other Matters

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

APPENDIX A

Shares Outstanding as of the Record Date

As of July 31, 2023, the Funds had the following number of shares outstanding:

Fund Name	Number of Shares Outstanding
Guardian Small Cap Core VIP Fund	22,550,887.984
Guardian Global Utilities VIP Fund	4,706,732.879
Guardian Multi-Sector Bond VIP Fund	24,134,178.997
Guardian U.S. Government Securities VIP Fund	19,966,380.380
Guardian Total Return Bond VIP Fund	27,776,560.710
Guardian All Cap Core VIP Fund	17,623,870.497
Guardian Select Mid Cap Core VIP Fund	23,813,063.118
Guardian Small-Mid Cap Core VIP Fund	32,043,667.592
Guardian Strategic Large Cap Core VIP Fund	26,120,321.607
Guardian Balanced Allocation VIP Fund	21,048,307.480
Guardian Equity Income VIP Fund	13,325,303.483
Guardian Core Fixed Income VIP Fund	43,613,480.193
Guardian Short Duration Bond VIP Fund	18,301,656.545
Guardian Large Cap Disciplined Growth VIP Fund	19,067,133.443
Guardian Large Cap Fundamental Growth VIP Fund	11,670,046.213
Guardian Integrated Research VIP Fund	18,495,202.642
Guardian Diversified Research VIP Fund	6,452,486.735
Guardian Large Cap Disciplined Value VIP Fund	8,380,178.566
Guardian Growth & Income VIP Fund	7,549,757.742
Guardian Mid Cap Relative Value VIP Fund	9,044,457.136
Guardian Mid Cap Traditional Growth VIP Fund	3,989,046.091
Guardian International Equity VIP Fund	23,282,831.487
Guardian International Growth VIP Fund	6,650,701.041
Guardian Core Plus Fixed Income VIP Fund	23,129,431.698

Beneficial Ownership of Shares

As of July 31, 2023, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

As of July 31, 2023, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any Fund were as set forth in the following table:

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Small Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BJ 10 HUDSON YARDS NEW YORK, NY 10001	42.53%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 4AB 10 HUDSON YARDS NEW YORK, NY 10001	31.62%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 4AL 10 HUDSON YARDS NEW YORK, NY 10001	16.27%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE ‘12 - 0LJ 10 HUDSON YARDS NEW YORK, NY 10001	6.84%
Guardian Global Utilities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2AB 10 HUDSON YARDS NEW YORK, NY 10001	45.92%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2AL 10 HUDSON YARDS NEW YORK, NY 10001	24.52%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BF 10 HUDSON YARDS NEW YORK, NY 10001	23.82%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE ‘12 - 0LF 10 HUDSON YARDS NEW YORK, NY 10001	5.74%
Guardian Multi-Sector Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0DB 10 HUDSON YARDS NEW YORK, NY 10001	42.64%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BH 10 HUDSON YARDS NEW YORK, NY 10001	29.04%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0DL 10 HUDSON YARDS NEW YORK, NY 10001	24.08%
Guardian U.S. Government Securities VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0AB 10 HUDSON YARDS NEW YORK, NY 10001	39.29%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BA 10 HUDSON YARDS NEW YORK, NY 10001	32.44%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0AL 10 HUDSON YARDS NEW YORK, NY 10001	21.14%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE ‘12 - 0LA 10 HUDSON YARDS NEW YORK, NY 10001	5.43%
Guardian Total Return Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0SB 10 HUDSON YARDS NEW YORK, NY 10001	57.48%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0SL 10 HUDSON YARDS NEW YORK, NY 10001	29.05%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BD 10 HUDSON YARDS NEW YORK, NY 10001	12.39%
Guardian All Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D - 4DJ 10 HUDSON YARDS NEW YORK, NY 10001	24.29%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A B - B14 10 HUDSON YARDS NEW YORK, NY 10001	23.20%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A A - 4AH 10 HUDSON YARDS NEW YORK, NY 10001	20.45%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EJ 10 HUDSON YARDS NEW YORK, NY 10001	8.73%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QA 10 HUDSON YARDS NEW YORK, NY 10001	7.91%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A K - 080 10 HUDSON YARDS NEW YORK, NY 10001	7.64%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: SS/A R GIAB - 0RD 10 HUDSON YARDS NEW YORK, NY 10001	5.48%
Guardian Select Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0FB 10 HUDSON YARDS NEW YORK, NY 10001	35.31%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QC 10 HUDSON YARDS NEW YORK, NY 10001	20.42%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2EL 10 HUDSON YARDS NEW YORK, NY 10001	18.66%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RE 10 HUDSON YARDS NEW YORK, NY 10001	13.55%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA BSHARE - 4Z5 10 HUDSON YARDS NEW YORK, NY 10001	7.84%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Small-Mid Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0QB 10 HUDSON YARDS NEW YORK, NY 10001	49.48%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2FL 10 HUDSON YARDS NEW YORK, NY 10001	26.56%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BK 10 HUDSON YARDS NEW YORK, NY 10001	9.01%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QE 10 HUDSON YARDS NEW YORK, NY 10001	8.71%
Guardian Strategic Large Cap Core VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2EB 10 HUDSON YARDS NEW YORK, NY 10001	37.45%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE ‘12 - 0BP 10 HUDSON YARDS NEW YORK, NY 10001	26.30%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2QL 10 HUDSON YARDS NEW YORK, NY 10001	20.79%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA B SHARE - 4Z4 10 HUDSON YARDS NEW YORK, NY 10001	7.63%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Balanced Allocation VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A D - 4DK 10 HUDSON YARDS NEW YORK, NY 10001	50.87%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EK 10 HUDSON YARDS NEW YORK, NY 10001	17.37%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A B - B15 10 HUDSON YARDS NEW YORK, NY 10001	9.93%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A A - 4AJ 10 HUDSON YARDS NEW YORK, NY 10001	8.78%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A K - 082 10 HUDSON YARDS NEW YORK, NY 10001	5.53%
Guardian Equity Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A E - 0EG 10 HUDSON YARDS NEW YORK, NY 10001	28.37%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QG 10 HUDSON YARDS NEW YORK, NY 10001	26.86%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RK 10 HUDSON YARDS NEW YORK, NY 10001	15.92%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: D - 4DG 10 HUDSON YARDS NEW YORK, NY 10001	13.37%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A N - 341 10 HUDSON YARDS NEW YORK, NY 10001	9.03%
Guardian Core Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 4EB 10 HUDSON YARDS NEW YORK, NY 10001	24.54%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 0QH 10 HUDSON YARDS NEW YORK, NY 10001	18.09%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BSHARE2012 - 0BT 10 HUDSON YARDS NEW YORK, NY 10001	16.84%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 4EL 10 HUDSON YARDS NEW YORK, NY 10001	13.24%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R GIAB - 0RR 10 HUDSON YARDS NEW YORK, NY 10001	11.27%
Guardian Short Duration Bond VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 47B 10 HUDSON YARDS NEW YORK, NY 10001	37.87%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BSHARE2012 - 0BR 10 HUDSON YARDS NEW YORK, NY 10001	30.87%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 47L 10 HUDSON YARDS NEW YORK, NY 10001	20.52%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R LSHARE2012-0LL 10 HUDSON YARDS NEW YORK, NY 10001	5.26%
Guardian Large Cap Disciplined Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2UB 10 HUDSON YARDS NEW YORK, NY 10001	27.85%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B0 10 HUDSON YARDS NEW YORK, NY 10001	22.50%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 257 10 HUDSON YARDS NEW YORK, NY 10001	17.50%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2UL 10 HUDSON YARDS NEW YORK, NY 10001	14.42%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R BASE - 2RA 10 HUDSON YARDS NEW YORK, NY 10001	11.39%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Large Cap Fundamental Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B3 10 HUDSON YARDS NEW YORK, NY 10001	36.53%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2WB 10 HUDSON YARDS NEW YORK, NY 10001	35.22%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2WL 10 HUDSON YARDS NEW YORK, NY 10001	18.23%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L3 10 HUDSON YARDS NEW YORK, NY 10001	5.65%
Guardian Integrated Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE 0EB 10 HUDSON YARDS NEW YORK, NY 10001	33.94%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B4 10 HUDSON YARDS NEW YORK, NY 10001	32.80%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2RL 10 HUDSON YARDS NEW YORK, NY 10001	17.40%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R SVA B-2Z3 10 HUDSON YARDS NEW YORK, NY 10001	7.22%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L4 10 HUDSON YARDS NEW YORK, NY 10001	6.01%
Guardian Diversified Research VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B1 10 HUDSON YARDS NEW YORK, NY 10001	42.77%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0UB 10 HUDSON YARDS NEW YORK, NY 10001	26.80%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0UL 10 HUDSON YARDS NEW YORK, NY 10001	11.72%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 230 10 HUDSON YARDS NEW YORK, NY 10001	7.73%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L1 10 HUDSON YARDS NEW YORK, NY 10001	6.04%
Guardian Large Cap Disciplined Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B2 10 HUDSON YARDS NEW YORK, NY 10001	83.76%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L2 10 HUDSON YARDS NEW YORK, NY 10001	13.46%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Growth & Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B3 10 HUDSON YARDS NEW YORK, NY 10001	44.99%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0VB 10 HUDSON YARDS NEW YORK, NY 10001	29.99%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0VL 10 HUDSON YARDS NEW YORK, NY 10001	13.00%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L3 10 HUDSON YARDS NEW YORK, NY 10001	6.70%
Guardian Mid Cap Relative Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B5 10 HUDSON YARDS NEW YORK, NY 10001	67.51%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 44B 10 HUDSON YARDS NEW YORK, NY 10001	13.86%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L5 10 HUDSON YARDS NEW YORK, NY 10001	10.66%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 44L 10 HUDSON YARDS NEW YORK, NY 10001	6.12%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian Mid Cap Traditional Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-4B6 10 HUDSON YARDS NEW YORK, NY 10001	85.99%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-4L6 10 HUDSON YARDS NEW YORK, NY 10001	13.66%
Guardian International Equity VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 2NB 10 HUDSON YARDS NEW YORK, NY 10001	39.22%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B9 10 HUDSON YARDS NEW YORK, NY 10001	32.01%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 2NL 10 HUDSON YARDS NEW YORK, NY 10001	21.33%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L9 10 HUDSON YARDS NEW YORK, NY 10001	5.30%
Guardian International Growth VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B7 10 HUDSON YARDS NEW YORK, NY 10001	45.60%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0WB 10 HUDSON YARDS NEW YORK, NY 10001	30.42%

Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0WL 10 HUDSON YARDS NEW YORK, NY 10001	13.18%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L7 10 HUDSON YARDS NEW YORK, NY 10001	7.37%
Guardian Core Plus Fixed Income VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B0 10 HUDSON YARDS NEW YORK, NY 10001	75.50%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L0 10 HUDSON YARDS NEW YORK, NY 10001	12.75%
	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0HB 10 HUDSON YARDS NEW YORK, NY 10001	7.91%

APPENDIX B

The following table provides basic information about the Officers of the Trust, including principal occupations during the past five years, although their specific titles may have varied over the period. Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.
Tyla Reynolds (born 1967)	Assistant Secretary (since December 2022)

Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019 – 2022); Vice President and Associate General Counsel, MetLife, Inc. (2010 – 2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America.

B-1

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)

Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014 – 2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.
Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.
Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

B-2

APPENDIX C

GUARDIAN VARIABLE PRODUCTS TRUST

AUDIT COMMITTEE CHARTER

I.     Formation

The Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) has established an Audit Committee (the “Committee”) of the Board of the Trust, subject to the terms and conditions of this Charter. This Charter is intended to govern the conduct of the Committee.

II.   Membership

The Committee will be composed exclusively of Trustees of the Trust, each of whom: (i) is not an “interested person” of the Trust (as that term is defined in, and interpreted under, the Investment Company Act of 1940) and (ii) has not accepted, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust other than in his or her capacity as a member of the Committee, the Board, or any other Board committee. The Board will select the members of the Committee and the Chair of the Committee.

Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in its discretion, more than one) member that meets the definition of an audit committee financial expert as defined in rules issued by the Securities and Exchange Commission. The Committee is not required to have an audit committee financial expert.

III.  Purpose

The purpose of the Committee is to assist the Board by overseeing the Trust’s processes for accounting, auditing, financial reporting, and related internal controls, as provided in this Charter. The Trust’s management has the responsibility to prepare the Trust’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. The Trust’s independent registered public accounting firm (“independent auditor”) has the responsibility to plan and conduct an audit of the Trust’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee may instruct the Trust’s independent auditor that the independent auditor is to report directly to the Committee.

In carrying out this purpose, the Committee will, as it deems necessary or appropriate:

A.   recommend to the Board the selection, retention and termination of the Trust’s independent auditor;

B.    oversee the adequacy and objectivity of the auditing process, evaluate the independence of the Trust’s independent auditor, and obtain and assess the independent auditor’s disclosures and representations with respect to its independence and its compliance with the independence requirements of the SEC’s Regulation S-X and the independence standards set forth by the Public Company Accounting Oversight Board;

C.    as part of its evaluation of the independence of the Trust’s independent auditor, review and consider: (1) the audit and non-audit services performed by the independent auditor for the Trust, the Trust’s adviser and the adviser’s affiliates and related fees; (2) the hiring of employees or former employees of the Trust’s independent auditor by the Trust’s adviser and its affiliates; and (3) any business relations between the independent auditor and the Trust, the non-interested Trustees, the Trust’s adviser and the adviser’s affiliates that might bear on the independent auditor’s independence or objectivity;

D.   pre-approve the engagement of the Trust’s independent auditor to perform audit services for the Trust, and, in that regard, review and approve the proposed scope of the annual audit and the proposed fees and fee allocations;

E.    review and approve any non-audit services performed or to be performed by the Trust’s independent auditor for (1) the Trust or (2) for the Trust’s adviser and any other entity in the Trust’s “Investment Company Complex”1, if the nature of the services provided relate directly to the operations or financial reporting of the Trust;

F.    oversee the work of the Trust’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting;

____________

1          “Investment Company Complex” means the Trust, the Trust’s adviser and any entity controlled by or under common control with the Trust’s adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trust or the adviser.

G.   review with the Trust’s independent auditor and with management critical accounting policies;

H.   review with the Trust’s independent auditor the results of the annual audit, including any comments arising in connection with the audit that are to be communicated to the Committee in accordance with applicable law or with generally accepted auditing standards;

I.     review with the Trust’s independent auditor and with management the adequacy and effectiveness of internal controls and related policies and procedures (including those concerning the valuation of portfolio securities and other assets) and consider any comments, findings, or recommendations with respect to these controls, policies and procedures, whether of the Trust or its principal service providers;

J.     consider the effect on the Trust of any proposed changes in accounting principles or practices, and review with the Trust’s independent auditor and with management significant current financial reporting issues, if any;

K.   obtain and review periodically information provided by the Trust’s independent auditor concerning the independent auditor’s quality-control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues;

L.    review disclosures, if any, made by the Trust’s principal executive officer and the principal financial officer, or persons performing similar functions, during their certification process for the Form N-CSR and other SEC filings as to which such certifications are required regarding:

i.     any significant deficiencies and material weaknesses in the design or operation of the Trust’s internal controls that reasonably likely could adversely affect the Trust’s ability to record, process, summarize and report financial information;

ii.    any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust’s internal controls; and

iii.   any changes in the Trust’s internal controls or in other factors that could materially affect the Trust’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

M.  review and consider compliance and risk-related matters relevant to the duties and responsibilities of the Committee, in coordination with the Board, as appropriate; and

N.   consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities.

IV.   Powers of the Committee

In carrying out its purpose, the Committee will have the following powers:

A.   consistent with the terms of this Charter, to meet with and obtain information and reports from the Trust’s service providers on such subjects relating to the Trust’s accounting, auditing, financial reporting and internal control processes or on such other matters as the Committee, in its discretion, may deem necessary or appropriate;

B.    to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

C.    to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting;

D.   to consult with counsel to the Trust and counsel to the non-interested Trustees, as appropriate, and to retain at the Trust’s expense and receive the advice and assistance of such additional legal, accounting, and other experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter;

E.    to delegate any portion of its authority to one or more members, with any action taken pursuant to such delegation to be reported to the Committee at its next meeting; and

F.    to perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee by the Board from time to time.

V.    Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

VI.  Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee will meet in person at least twice annually. The Committee will hold, whether in person or by telephone conference, such other regular or special meetings, pursuant to such notice and call, as the Committee or the Committee Chair may determine in its or his or her discretion. At least once annually, the Committee will meet in person with the Trust’s independent auditor outside the presence of management, and with management outside the presence of the independent auditor. The Committee will meet at least twice annually with the Treasurer of the Trust and may confer with the Trust’s other Trustees and Officers, independent auditor personnel, legal counsel to the Trust and the non-interested Trustees, the executive and financial management of the Trust, and internal audit personnel, as needed.

Meetings of the Committee may be held in person, by videoconference or by conference telephone, and may be called by the Chair or a majority of Committee members with reasonable advance notice. An officer of the Trust is authorized to send notice of the meeting. The Committee may also act by written consent to action without a meeting, as permitted by the Trust’s organizational documents. Minutes for each Committee meeting shall be maintained as part of the records of the Committee and Trust.

The Committee Chair shall be responsible for leadership of the Committee, including scheduling of meetings, setting agendas, presiding over Committee meetings and making reports to the Board, as the Chair determines to be appropriate.

VII. Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trust under applicable federal and state law.

VIII. Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board. The Board also may make changes to this Charter from time to time, with or without a prior recommendation by the Committee. This Charter, including any amendments to it, will be maintained in the records of the Trust.

The foregoing Charter was reviewed and approved by the Board of Trustees of the Trust at a meeting held on August 8, 2016.

APPENDIX D

GUARDIAN VARIABLE PRODUCTS TRUST

INVESTMENT COMMITTEE CHARTER

I.     Formation

The Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust,” and the series thereof, the “Funds”) has established an Investment Committee (the “Committee”) of the Board of the Trust, subject to the terms and conditions of this Charter. This Charter is intended to govern the conduct of the Committee.

II.   Membership

The Committee will be composed exclusively of Trustees of the Trust, each of whom is not an “interested person” of the Trust (as that term is defined in, and interpreted under, the Investment Company Act of 1940). The Board will select the members of the Committee and the Chair of the Committee.

III.  Purpose

The primary purposes of the Committee are:

L.    To assist the Board in its oversight of:

i.     the Funds’ investment performance;

ii.    consistency of the Funds with their stated investment objectives and styles; and

iii.   management’s selection of benchmarks and other performance measures for the Funds; and

M.  To assist the Board in its requests for, and review and evaluation of, materials relating to investment performance of the Funds in connection with the Board’s consideration of the approval or renewal of investment advisory and sub-advisory agreements with or relating to the Funds.

In carrying out its purpose, it is recognized that the function of the Committee is oversight. The day-to-day responsibility for investment decisions on behalf of the Funds rests with the Funds’ adviser and sub-advisers. The Committee’s role is not in any way intended to serve as a substitute for this responsibility of management.

IV.   Powers of the Committee

In carrying out its purpose, the Committee will have the following powers:

A.   To review and discuss with management the performance of the Funds on at least a quarterly basis, in accordance with a plan and schedule developed by the Committee and management;

B.    In consultation with management, to determine suitable performance analyses and reports for review by the Board and the Committee;

C.    In consultation with management, to request enhanced analysis of performance for certain Funds and the investment adviser and/or sub-advisers, and presentations or reports on investment topics related to the Board’s oversight of the Funds as the Committee deems appropriate.

D.   In consultation with management, to develop a schedule for sub-adviser and portfolio manager presentations; and

E.    To perform such other functions consistent with this Charter, the Trust’s Declaration of Trust and By-laws, and applicable law, as the Committee or the Board deems necessary or appropriate.

The Committee may form and delegate any portion of its authority to one or more subcommittees consisting of one or more members or to the Chair when appropriate, provided that decisions of such subcommittee or the Chair will be presented to the full Committee at its next scheduled meeting.

V.    Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee shall meet on a regular basis at least once a quarter unless otherwise determined by the Chair. A management representative shall attend such regular meetings or portions thereof, as determined by the Chair, along with other invited personnel of the adviser. The Committee may also hold special meetings as necessary or appropriate.

Meetings of the Committee may be held in person, by videoconference or by conference telephone, and may be called by the Chair or a majority of Committee members with reasonable advance notice. An officer of the Trust is authorized to send notice of the meeting. The Committee may also act by written consent to action without a meeting, as permitted by the Trust’s organizational documents. Minutes for each Committee meeting shall be maintained as part of the records of the Committee and Trust.

The Committee Chair shall be responsible for leadership of the Committee, including scheduling of meetings, setting agendas, presiding over Committee meetings and making reports to the Board, as the Chair determines to be appropriate.

The Committee will report to the Board any recommendations for Board action. To the extent that some Trustees do not participate in a Committee meeting, the Committee Chair shall provide a report to the Board as determined appropriate by the Committee Chair.

VI.  Limitation of Responsibilities of Trustees

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trust under applicable federal and state law.

VII. Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board. The Board also may make changes to this Charter from time to time, with or without a prior recommendation by the Committee. This Charter, including any amendments to it, will be maintained in the records of the Trust.

The foregoing Charter was reviewed and approved by the Board of Trustees of the Trust at a meeting held on March 23-24, 2022.

EVERY VOTE IS IMPORTANT Guardian Variable Products Trust PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope The Special Meeting will be held telephonically according to the instructions found in the proxy statement. DO NOT TEAR FUNDS FUNDS FUNDS Guardian All Cap Core VIP Fund Guardian Balanced Allocation VIP Fund Guardian Core Fixed Income VIP Fund Guardian Core Plus Fixed Income VIP Fund Guardian Diversified Research VIP Fund Guardian Equity Income VIP Fund Guardian Global Utilities VIP Fund Guardian Growth & Income VIP Fund Guardian Integrated Research VIP Fund Guardian International Equity VIP Fund Guardian International Growth VIP Fund Guardian Large Cap Disciplined Growth VIP Fund Guardian Large Cap Disciplined Value VIP Fund Guardian Large Cap Fundamental Growth VIP Fd Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund Guardian Multi-Sector Bond VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Short Duration Bond VIP Fund Guardian Small Cap Core VIP Fund Guardian Small-Mid Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Total Return Bond VIP Fund Guardian U.S. Government Securities VIP Fund PROXY CARD GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST The undersigned shareholder of each series (each, a “Fund”) listed above of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, hereby appoints Dominique Baede, Kathleen Moynihan and John Walter, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund(s) (the “Special Meeting”) to be held on October 31, 2023, at 4:00 p.m. (Eastern time), to consider and vote on the proposals set forth on the reverse side, as more fully described in the accompanying Proxy Statement, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting. The Special Meeting will be held telephonically according to the instructions found in the Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 GUA_33485_090723 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL THAT APPLIES TO YOUR FUND. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Guardian Core Fixed Income VIP Fund 02 Guardian International Growth VIP Fund 03 Guardian Large Cap Disciplined Growth VIP Fund 04 Guardian Multi-Sector Bond VIP Fund 05 Guardian Select Mid Cap Core VIP Fund 06 Guardian Small Cap Core VIP Fund 07 Guardian Small-Mid Cap Core VIP Fund 08 Guardian Strategic Large Cap Core VIP Fund 09 Guardian U.S. Government Securities VIP Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT 2. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust. 01. Michael Ferik 02. Bruce W. Ferris 03. Theda R. Haber 04. Marshall Lux 05. James D. McDonald 06. Richard T. Potter 07. John Walters To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided. 3. To transact any other business that properly comes before the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 31, 2023. The Proxy Statement, Notice of Special Meeting and Proxy Card for this meeting are available at: https://www.proxy-direct.com/gua-33485 B Authorized Signatures ─ This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx GUA 33485 xxxxxxxx

EVERY VOTE IS IMPORTANT Guardian Variable Products Trust PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope The Special Meeting will be held telephonically according to the instructions found in the proxy statement. FUNDS FUNDS FUNDS DO NOT TEAR Guardian All Cap Core VIP Fund Guardian Balanced Allocation VIP Fund Guardian Core Fixed Income VIP Fund Guardian Core Plus Fixed Income VIP Fund Guardian Diversified Research VIP Fund Guardian Equity Income VIP Fund Guardian Global Utilities VIP Fund Guardian Growth & Income VIP Fund Guardian Integrated Research VIP Fund Guardian International Equity VIP Fund Guardian International Growth VIP Fund Guardian Large Cap Disciplined Growth VIP Fund Guardian Large Cap Disciplined Value VIP Fund Guardian Large Cap Fundamental Growth VIP Fd Guardian Mid Cap Relative Value VIP Fund Guardian Mid Cap Traditional Growth VIP Fund Guardian Multi-Sector Bond VIP Fund Guardian Select Mid Cap Core VIP Fund Guardian Short Duration Bond VIP Fund Guardian Small Cap Core VIP Fund Guardian Small-Mid Cap Core VIP Fund Guardian Strategic Large Cap Core VIP Fund Guardian Total Return Bond VIP Fund Guardian U.S. Government Securities VIP Fund VOTING INSTRUCTION CARD GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2023 THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of each series (each, a “Fund”) listed above of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund(s), be cast as designated on the reverse side at the Special Meeting of Shareholders of the Fund(s) (the “Special Meeting”) scheduled to be held on October 31, 2023, at 4:00 p.m. (Eastern time). The Special Meeting will be held telephonically according to the instructions found in the Proxy Statement. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals listed on the reverse side. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 GUA_33485_090723_VI PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL THAT APPLIES TO YOUR FUND. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 Guardian Core Fixed Income VIP Fund 02 Guardian International Growth VIP Fund 03 Guardian Large Cap Disciplined Growth VIP Fund 04 Guardian Multi-Sector Bond VIP Fund 05 Guardian Select Mid Cap Core VIP Fund 06 Guardian Small Cap Core VIP Fund 07 Guardian Small-Mid Cap Core VIP Fund 08 Guardian Strategic Large Cap Core VIP Fund 09 Guardian U.S. Government Securities VIP Fund FOR WITHHOLD FOR ALL ALL ALL EXCEPT 2. To elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of Trustees of the Trust. 01. Michael Ferik 02. Bruce W. Ferris 03. Theda R. Haber 04. Marshall Lux 05. James D. McDonald 06. Richard T. Potter 07. John Walters To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided. 3. To transact any other business that properly comes before the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 31, 2023. The Proxy Statement, Notice of Special Meeting and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/gua-33485 B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx GUA2 33485 xxxxxxxx